UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2012

The Management Network Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
 (Address of principal executive office)(Zip Code)

(913) 345-9315
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Definitive Material Agreement

            On January 25, 2012, The Management Network Group, Inc. (the "Company") entered into a Settlement Agreement (the "Settlement Agreement") with Norman H. Pessin, Sandra F. Pessin, MHW Partners, L.P., MHW Capital Management, LLC and Peter H. Woodward (collectively, the "MHW Group").  The Settlement Agreement relates to the notice provided by a member of the MHW Group to the Company on December 9, 2011 nominating Mr. Woodward for election as a director of the Company at the Company’s 2012 Annual Meeting of Stockholders (the "2012 Annual Meeting").  The MHW Group filed a Schedule 13D/A with the U.S. Securities and Exchange Commission ("SEC") on December 12, 2011 describing its nomination of Mr. Woodward for election as a director of the Company at the 2012 Annual Meeting.

In the Settlement Agreement, the Company agreed, among other things, to amend the Bylaws of the Company to increase the size of the Board of Directors of the Company ("Board") from six (6) members to seven (7) members and to appoint Mr. Woodward to fill the newly created director position as a Class II director whose term of office expires at the Company's 2013 annual meeting of stockholders.

Under the terms of the Settlement Agreement, the MHW Group withdrew the nomination of Mr. Woodward for election at the 2012 Annual Meeting.  The members of the MHW Group further agreed that, among other things, they would not, and would cause each of their Affiliates and Associates not to, directly or indirectly, alone or in concert with others, take any of the following actions with respect to the 2012 Annual Meeting (other than the actions taken by Mr. Woodward as a director of the Company): (a) propose any matter (including any nominee for director) for submission to a vote of the stockholders of the Company; (b) engage in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the Company or any action resulting in such person or entity becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to the Company; (c) grant any proxy with respect to Company common stock to any person or entity not designated by the Company; (d) subject any shares of Company common stock to any arrangement, agreement or understanding with respect to the voting of such stock or other agreement having similar effect; or (e) vote for any nominee for director other than the Company's nominees.  These provisions terminate at the conclusion of the 2012 Annual Meeting.

The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement incorporated by reference herein as Exhibit 10.1.

Item 3.03        Material Modification to Rights of Security Holders.

The information set forth under "Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year" is incorporated by reference into this Item 3.03.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 25, 2012, the Board increased the number of directors on the Board by one to a total of seven and appointed Peter H. Woodward as a new Class II member of the Board, to fill the newly created directorship and to serve until the next election of Class II directors at the 2013 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.  The Board also appointed Mr. Woodward to serve as a member of the Board’s Compensation Committee.

As a member of the Board, Mr. Woodward will receive cash compensation for his services as a director as described in the Company's most recent proxy statement under the heading "Non-Employee Director Compensation."  The information set forth under "Item 1.01 Entry into a Definitive Material Agreement" is incorporated by reference into this Item 5.02 with respect to the terms of the material plan, contract or arrangement pursuant to which Mr. Woodward was appointed a director.

The Company will also enter into an Indemnification Agreement with Mr. Woodward.  The Indemnification Agreement provides for indemnification of, and advancement of litigation and other expenses to, Mr. Woodward to the fullest extent permitted by law for claims relating to his service to the Company or its subsidiaries, subject to the terms and conditions contained in the form of Indemnification Agreement incorporated by reference hereto as Exhibit 10.2.  The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with certain of the directors and officers of the Company.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Indemnification Agreement incorporated by reference herein as Exhibit 10.2.

On January 25, 2012, the Board approved an increase in the annual base salary of Donald E. Klumb, Chief Executive Officer, President and Chief Financial Officer, from $300,000 to $350,000, effective January 9, 2012, the date of his appointment as Chief Executive Officer. The Board also approved an increase in Mr. Klumb's severance compensation from 9 months of base salary to 12 months of base salary upon termination of his employment by the Company without cause or upon constructive termination of his employment by the Company.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2012, the Board approved an amendment to Section 3.2 of the Company's Amended and Restated Bylaws (the "Bylaws") that increases the number of directors of the Company from six directors to seven directors.  A copy of the amendment to the Bylaws is filed herewith as Exhibit 3.1 and incorporated herein by reference, and a copy of the Bylaws, as amended, is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 7.01        Regulation FD

On January 26, 2012, the Company issued a press release announcing its entry into the Settlement Agreement and the appointment of Peter H. Woodward as a new member of the Board, as described under Items 1.01 and 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01        Financial Statements and Exhibits.

    (d)        Exhibits.

Exhibit No.	Description

3.1	Amendment No. 3 to the Amended and Restated Bylaws, dated January 25, 2012.

3.2	Amended and Restated Bylaws, as amended by Amendment No. 3 to the Amended and Restated Bylaws.

10.1	Settlement Agreement dated January 25, 2012, by and among the Company, Norman H. Pessin, Sandra F. Pessin, MHW Partners, L.P., MHW Capital, LLC, MHW Capital Management, LLC and Peter H. Woodward.

10.2
Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 20, 1999).

99.1	Press Release dated January 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Chief Executive Officer, President and Chief Financial Officer

Date: January 26, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 3 to the Amended and Restated Bylaws, dated January 25, 2012.

3.2	Amended and Restated Bylaws, as amended by Amendment No. 3 to the Amended and Restated Bylaws.

10.1	Settlement Agreement dated January 25, 2012, by and among the Company, Norman H. Pessin, Sandra F. Pessin, MHW Partners, L.P., MHW Capital, LLC, MHW Capital Management, LLC and Peter H. Woodward.

10.2
Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 20, 1999).

99.1	Press Release dated January 26, 2012.